UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: November 3, 2005
UROPLASTY, INC.
(Exact name of registrant as specified in charter)

000-20989 (Commission File No.)	41-1719250 (IRS Employer Identification No.)
Minnesota
(State or other jurisdiction of incorporation or organization)
2718 Summer Street NE
Minneapolis, Minnesota 55413-2820
(Address of principal executive offices)
612-378-1180
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name and Address)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 of the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Press Release

Item 8.01 Other Events
The following forward-looking statements are subject to risks and uncertainties. We may not meet our expectations set out below for business and financial reasons. In addition to the specific risks described below, we recommend that you carefully consider the risk factors described in our other SEC filings in evaluating us.
Uroplasty announces the receipt of CE Mark Authorization for the Urgent® PC Neuromodulation System from our European Notified Body. The CE Mark Authorization will allow us to market the Urgent PC Neuromodulation System throughout the European Union for the treatment of overactive bladder symptoms of urinary urgency, urinary frequency, and urge incontinence and for treatment of fecal incontinence.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits:
   99.1 Press Release, dated November 2, 2005
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Dated: November 3, 2005

UROPLASTY, INC.
By:	/s/ SAM B. HUMPHRIES
Sam B. Humphries
President and Chief Executive Officer

2